                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report: February 16, 2000



                                 SPIGADORO, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


      001-15617                                          13-3920210
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


           70 East 55th Street, 24th Floor, New York, New York 10022
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)


          Registrant's telephone no. including area code: 212-754-4271
                                                          ------------


        ----------------------------------------------------------------
            (Former Address, if changed since Last Report)    (Zip Code)

Item 2.  Acquisition or Disposition of Assets

         We sold 750,000 shares of capital stock of Algo Vision plc, an English company whose shares trade on the European Association of Securities Dealers Automated Quotation System, in a series of transactions commencing on February 16, 2000 for approximately $17.0 million in cash. We had received the Algo Vision capital stock in connection with the sale of our enhanced visual communications intellectual property to Algo Vision as described below. Dr. Viktor Vogt, one of our former executive officers and directors, serves as the Chairman of the Board and Chief Executive Officer of Algo Vision.

         As previously reported under Item 2 of our current reports on Form 8-K dated August 4, 1999 and August 24, 1999, under the terms of a transaction between us and Algo Vision, Algo Vision purchased a 50% interest in our visual communications intellectual property rights for $1,000,000 in cash on July 23, 1999 and purchased the remaining 50% interest for an additional $2,500,000 in cash on August 10, 1999. Algo Vision also agreed to pay us royalties (ranging from 5% to 10%) on the sale of certain products utilizing the visual communications technology until August 2001. In addition, on July 23, 1999, we exchanged our 15% interest in each of Algo Vision Systems and Algo Vision Schweiz (the two entities formed in connection with the spin-off of our research and development activities in March 1998) for 500,000 shares of Algo Vision. On August 10, 1999, we also purchased an additional 250,000 shares of Algo Vision for a purchase price of $2,500,000 in cash.


         Statements in this report that are not descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Such statements, including those regarding among other things, our strategy and future prospects, are dependent on any number of factors, including market conditions, competition and the availability of financing, many of which are outside of our control. Actual results could differ materially from those currently anticipated due to a number of factors, including those set forth in our Securities and Exchange Commission filings under "Risk Factors", including the following: we are operating a new business; if we do not successfully sell our computer business, the combined company may be adversely affected; Vertical Financial Holdings and its affiliates have the power to control Spigadoro; our strategy of acquiring other companies for growth may not succeed and may adversely affect our financial condition and results of operations; we are subject to numerous risks related to foreign operations; and other risks.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)  Exhibits

                  99.1     Press Release dated February 24, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SPIGADORO, INC.




                                          By:  /s/ Klaus Grissemann
                                               --------------------
                                               Klaus Grissemann
                                               Chief Financial Officer

Date:  February 29, 2000



                                      -3-